                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                        ---------------------------------

                                    FORM 8-K
                                 Current Report
                     Pursuant To Section 13 Or 15(D) Of The
                         Securities Exchange Act Of 1934





Date of Report (Date of earliest event reported):   February 25, 2003
                                                 -------------------------------



                        KEYCORP STUDENT LOAN TRUST 1999-B
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


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

     Delaware                                333-80109-01                         36-7238740
----------------------------               ----------------                   -------------------
(State or Other Jurisdiction              (Commission File                     (I.R.S. Employer
     of Incorporation)                         Number)                        Identification No.)





c/o KeyBank, USA, as Administrator, 800 Superior Avenue, Attn: Jeneen Sloan, Cleveland, Ohio 44114
--------------------------------------------------------------------------------------------------
                          (Address of Principal Executive Offices)

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Registrant's Telephone Number, Including Area Code:   (216) 828-9367
                                                   -----------------------------





                             Exhibit Index on Page 4

                                Page 1 of 8 pages


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Item 5.  OTHER EVENTS



On February 25, 2003, the KeyCorp Student Loan Trust 1999-B (the "Trust") made its regular, quarterly distribution of funds to holders of the Trust's Floating Rate Asset Backed Certificates and Floating Rate Asset Backed Notes and distributed the Certificateholder's Statement and Noteholder's Statement, filed herewith as Exhibits to this Form 8-K, to Certificateholders and Noteholders of record, respectively.

In reliance upon certain no-action letters, including a letter dated May 9, 1997, issued by the Chief Counsel, Division of Corporate Finance of the Securities and Exchange Commission relating to the KeyCorp Student Loan Trust 1996-A, Registration No. 333-4274, the Trust is hereby filing the Certificateholder's Statement and Noteholder's Statement reflecting the Trust's activities for the period ending January 31, 2003, including a statistical summary of the delinquency and default characteristics of the Trust's student loan portfolio as of such date.


Item 7.  EXHIBITS

Exhibit 99(a) -     Certificateholder's Statement

Exhibit 99(b) -     Noteholder's Statement













                                Page 2 of 8 pages

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 25, 2003




                                  KeyCorp Student Loan Trust 1999-B,


                                  By: Bank One, National Association, not in its individual capacity but solely as Eligible Lender Trustee on behalf of the Trust



                                  By:            /S/ JEFFREY L. KINNEY
                                         ---------------------------------------
                                                 Jeffrey L. Kinney
                                                 Vice President






















                                Page 3 of 8 pages


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                                  EXHIBIT INDEX





Exhibit



99(a)   Certificateholder's Statement                                          5

99(b)   Noteholder's Statement                                                 7
























                                Page 4 of 8 pages